UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 18, 2006

SYS
(Exact Name of Registrant as Specified in Charter)

California	000-04169	95-2467354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Murphy Canyon Road, Suite 200, San Diego, CA 92123
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code		858-715-5500

(None)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K of SYS filed with the Securities and Exchange Commission on October 18, 2006. That Form 8-K reported under Item 2.01 the acquisition of Ai Metrix, Inc., pursuant to the terms of the reported Agreement and Plan of Merger, dated as of October 17, 2006, by and between SYS, Shadow IV, Inc. (a wholly owned subsidiary of SYS) and Ai Metrix, Inc. This report provides the financial statements and the pro forma financial information as required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a-1)	Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.1:

Balance Sheets as of December 31, 2005 and December 31, 2004
Statements of Operations for the years ended December 31, 2005 and December 31, 2004
Statements of Changes in Shareholders’ Deficit for the years ended December 31, 2005 and December 31, 2004.
Statements of Cash Flows for the years ended December 31, 2005 and December 31, 2004
Notes to Financial Statements

(a-2)	Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.2:

Unaudited Condensed Balance Sheets as of September 29, 2006 and December 31, 2005
Unaudited Condensed Statements of Operations for the nine months ended September 29, 2006 and September 30, 2005
Unaudited Condensed Statements of Cash Flows for the nine months ended September 29, 2006 and September 30, 2005
Notes to Unaudited Condensed Financial Statements
(b)	Pro Forma Unaudited Financial Information

The following unaudited pro forma financial information is attached hereto as Exhibit 99.3:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2006
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2006.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended September 29, 2006
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits

23.1	Consent of Independent Auditors
99.1	Financial statements listed in Item 9.01(a-1)
99.2	Financial statements listed in Item 9.01(a-2)
99.3	Pro forma unaudited financial information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SYS (Registrant)
Date: December 22, 2006	By: /s/ Michael W. Fink Michael W. Fink, Secretary